          As filed with the Securities and Exchange Commission on July 14, 1998.


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                         JULY 14, 1997 (JUNE 30, 1997)



                          IRWIN NATURALS/4HEALTH, INC.
             (Exact name of registrant as specified in its charter)


               UTAH                   0-18160            87-046822
    (State of other jurisdiction    (Commission        (IRS Employer
         of incorporation)          File Number)     Identification No.)



                           10549 WEST JEFFERSON BLVD.,
                              CULVER CITY, CA 90232
                     (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (310) 253-5305


              4HEALTH, INC., 5485 CONESTOGA COURT, BOULDER, CO 80301 (Former name and former address, if changed since last report)

                          IRWIN NATURALS/4HEALTH, INC.

                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K

                                                                      Page No.
                                                                      --------
Item 1.   Change of Control. . . . . . . . . . . . . . . . . . . . . .       3

Item 2.   Acquisition or Disposition of Assets . . . . . . . . . . . .       3

Item 5.   Other Events . . . . . . . . . . . . . . . . . . . . . . . .       3

Item 7.   Financial Statements and Exhibits. . . . . . . . . . . . . .       4

Signature  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5

          ITEM 1.   CHANGE OF CONTROL

          On June 30, 1998, pursuant to the terms of the Amended and Restated Agreement and Plan of Merger dated as of May 22, 1998, among Irwin Naturals, a California corporation ("IN"), 4Health, Inc., a Utah corporation ("4Health"), and Mr. Klee Irwin, the Chief Executive Officer and a principal stockholder of IN ("Irwin"), IN was merged with and into 4Health (the "Merger") and, in connection therewith, the shares of common stock, no par value, of IN ("IN Common Stock") issued and outstanding immediately prior to the Merger were converted into the right to receive an aggregate of 15,750,000 shares of common stock, par value $.01 per share, of 4Health ("4Health Common Stock"), with the effect that each share of outstanding IN Common Stock was converted into 241.37931 shares of 4Health Common Stock.
The holders of 4Health Common Stock prior to the Merger, as a result of the Merger, hold only approximately 43% of the issued and outstanding common stock of the surviving corporation (the "Surviving Corporation") and Klee Irwin and his wife Margarethe Irwin, the sole stockholders of IN, jointly own approximately 57% of the issued and outstanding common stock of the Surviving Corporation.

          Upon consummation of the Merger, the name of the Surviving Corporation was changed from "4Health, Inc." to "Irwin Naturals/4Health, Inc."

          Immediately prior to the Merger, R. Lindsey Duncan, President and Chief Executive Officer of 4Health beneficially owned approximately 49% of the issued and outstanding 4Health Common Stock (including shares which could be purchased under stock options exercisable within 60 days). Additional information with respect to the Merger is hereby incorporated by reference to the Proxy Statement dated June 19, 1998 (the "Proxy Statement") filed with the Securities and Exchange Commission on June 19, 1998 (File No. 000-18160).

          ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          See response to Item 1 above for a description of the terms of the Merger.

          4Health was organized in February 1993, and formulated and supplied nutritional supplements which are available nationwide through an estimated 5,000 health food stores and health care providers. IN was organized in August 1995 and formulated and distributed nutritional supplements through health food stores, food, drug and mass retail channels and internationally. Irwin Naturals/4Health, Inc. intends to continue the businesses of 4Health and IN much the same as their operations had been conducted prior to the Merger.

          Additional information with respect to the businesses of IN, 4Health and the Surviving Corporation and the Merger is hereby incorporated by reference to the Proxy Statement.

          ITEM 5.   OTHER EVENTS

          On July 1, 1998, Clarke Keough resigned from the Board of Directors of Irwin Naturals/4Health, Inc. for personal reasons.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


               (a) Financial Statements of Businesses Acquired. The financial statements required pursuant to subsection (a) of Item 7 are not included in this initial report on Form 8-K and will be filed on or before August 28, 1998.

               (b) Pro Forma Financial Information. The PRO FORMA financial information required pursuant to subsection (b) of Item 7 is not included in this initial report on Form 8-K and will be filed on or before August 28, 1998.

               (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:


Exhibit
Number                        Description of Exhibit
-------                       ----------------------
2.05           Articles of Merger and Plan of Merger. See Appendix B to the
               Proxy Statement.

3.06           Amended Articles of Incorporation of Irwin Naturals/4Health, Inc.

3.07           Amended Bylaws of Irwin Naturals/4Health, Inc.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                IRWIN NATURALS/4HEALTH, INC.


Date:  July 14, 1998                            By: /s/Klee Irwin
                                                   ----------------------
                                                       Klee Irwin
                                                       President

                                  EXHIBIT INDEX



Exhibit
Number                                     Description
-------                                    -----------
2.05                     Articles of Merger and Plan of Merger. See Appendix B
                         to the Proxy Statement.

3.06                     Amended Articles of Incorporation of Irwin
                         Naturals/4Health, Inc.

3.07                     Amended Bylaws of Irwin Naturals/4Health, Inc.